August 21, 2020 Investor Summary Exhibit 99.1

Copyright © 2020, Oracle and/or its affiliates Returning Value to Stockholders in Fiscal 2020 We are committed to returning value to our stockholders through technical innovations, strategic acquisitions, stock repurchases, prudent use of debt, and dividends $22.3 billion returned to stockholders $19.2 billion in repurchases of common stock $3.1 billion in dividends paid Fiscal 2020 GAAP Performance Earnings per share of $3.08 Up 4% from FY19 Operating margin of 36% Up 2% from FY19 Operating income of $13.9 billion Up 3% from FY19 Cloud services and license support revenues plus cloud license and on-premise revenues of $32.5 billion Flat to FY19 Delivering Results and Returning Value to Stockholders in Fiscal 2020

Copyright © 2020, Oracle and/or its affiliates The Compensation Committee reviews its Charter, non-employee director compensation and various policies on at least an annual basis, taking into account peer company data, best practices and the external environment for compensation. In Fiscal 2016 and Fiscal 2018, the Board approved reductions to non-employee director compensation. Continuing this tradition, in Fiscal 2020 the Board approved further significant reductions to non-employee director compensation. Effective May 31, 2020: The grant value of each of the annual and initial equity awards for Board service was reduced from $400,000 to $350,000; and Committee chair equity awards were eliminated which resulted in: a $200,000 reduction in equity grant value to our Finance & Audit Committee Chair and Compensation Committee Chair; and a $65,000 reduction in equity grant value to our Nomination & Governance Committee Chair and Independence Committee Chair. Further Reduced Director Compensation in Fiscal 2020

Copyright © 2020, Oracle and/or its affiliates Director Diversity The Nomination & Governance Committee actively seeks diverse candidates for the director selection pool 36% of our Board members are women or come from a diverse background 4 of our 14 Board members are women, including our CEO Board’s Response: Refreshment We believe that it is beneficial to maintain a mix of longer-tenured, experienced directors and newer directors with fresh perspectives 6 new directors added in the last 6 fiscal years Rona Fairhead and Vishal Sikka added as directors in fiscal 2020 Bill Parrett and Wick Moorman added as directors in fiscal 2018 Renee James added as a director in fiscal 2016 Leon Panetta added as a director in fiscal 2015 Investor Feedback Investors are focused on board composition Some stockholders are concerned that long-tenured directors are less independent Board Refreshment: 6 Directors Added over the Last 6 Fiscal Years

Copyright © 2020, Oracle and/or its affiliates û Practices We Avoid û No severance benefit arrangements except as provided under our equity incentive plan to employees generally or as required by law û No single-trigger change in control vesting of equity awards û No change in control acceleration of performance-based cash bonuses û No minimum guaranteed vesting for performance-based equity awards û No discretionary cash bonuses for CEO and CTO û No “golden parachute” tax gross-ups for NEOs û No payout or settlement of dividends or dividend equivalents on unvested equity awards û No supplemental executive retirement plans, executive pensions or excessive retirement benefits û No repricing, cash-out or exchange of “underwater” stock options without stockholder approval ü Best Practices We Employ High proportion of compensation for our most senior executives is performance-based and/or at-risk Caps on maximum payout of bonuses and performance-based equity awards Robust stock ownership guidelines Disciplined dilution rates from equity awards Compensation recovery (clawback) policy for cash bonuses in the event of a financial restatement Annual risk assessment of compensation programs Independent compensation consultant and independent compensation committee Anti-hedging policy applicable to all employees and directors Anti-pledging policy with limited exceptions Compensation Best Practices

Copyright © 2020, Oracle and/or its affiliates Fiscal 2020 At-Risk Compensation Details for Larry Ellison & Safra Catz Pay Element Fiscal 2020 Outcome Reason PSOs No tranches of the PSOs granted in fiscal 2018 have been earned to date None of the stock price, market capitalization or operational performance goals of the PSOs were satisfied in year 1 (fiscal 2018), year 2 (fiscal 2019) or year 3 (fiscal 2020) PSUs The 4th and final tranche of the 2017 PSUs was not earned Oracle’s revenue and operating cash flow growth was among the lower growth rates of the PSU Comparator Companies, resulting in no payout for the final tranche of the 2017 PSUs during fiscal 2020 Annual Performance-Based Cash Bonus No cash bonus was paid While Oracle was profitable in fiscal 2020, Oracle’s non-GAAP pre-tax profits did not grow year over year

Copyright © 2020, Oracle and/or its affiliates CEO Compensation at a Glance     In fiscal 2020, Safra Catz earned less than $1 million in total compensation, consisting of: $950,000 in salary, and $14,055 in other compensation   The Compensation Committee’s independent consultant provided data showing market pay in the range of $20-$35 million for similarly situated CEOs   During fiscal 2020, Ms. Catz received: No increase in her salary No bonus No new equity grant and No performance-based equity vesting based on fiscal 2020 performance

Copyright © 2020, Oracle and/or its affiliates Corporate Governance Highlights Board of Directors Stockholder Rights and Engagement Governance Best Practices Ongoing Board refreshment: 2 new directors added in fiscal 2020, for a total of 6 directors added in the last 6 fiscal years Separate Board Chair and Chief Executive Officer (CEO) roles Lead independent director Majority of independent directors (9 out of 14) 100% independent Board committees 36% of Board members are women or come from a diverse background Annual director elections Director majority voting policy Annual Board and committee performance evaluations, including individual director interviews Single class of voting stock No supermajority voting provisions Stockholder proxy access Right to call a special meeting (20%) Stockholder right to act by written consent Active stockholder outreach and engagement program Pledging policy adopted in January 2018 with quarterly risk reviews Robust director and senior officer stock ownership guidelines Anti-hedging policy applicable to all employees and directors

Appendix Copyright © 2020, Oracle and/or its affiliates

Copyright © 2020, Oracle and/or its affiliates The PSOs may be earned only upon the attainment of rigorous stock price, operational and market capitalization performance goals over a five-year performance period running from fiscal 2018 through fiscal 2022. Due to the rigor and long-term nature of the PSO goals, none were achieved in fiscal 2020, 2019 or 2018, and thus no tranches of the PSOs have been earned to date. Performance Options – Metrics 1 Tranche of the PSOs (1/7th) may be earned based on achievement of a stock price goal   Oracle’s average stock price for 30 calendar days must equal or exceed $80 in order for the tranche to be earned 7 Tranches of the PSOs (6/7ths) may be earned based on achievement of both (1) operational goals and (2) market capitalization goals   One goal of each type (operational and market capitalization) must be satisfied in order for a tranche (i.e., 1/7th of the award) to be earned If market capitalization goal(s) are satisfied but no operational goal(s) are satisfied (or vice versa), then no tranche will be earned until subsequent achievement of the other goal type occurs

Copyright © 2020, Oracle and/or its affiliates Performance Options – Metrics (continued) 6 Operational Goals Become the largest enterprise Software-as-a-Service (SaaS) company as measured by an independent third-party report Attain $20 billion in non-GAAP total cloud revenues in a fiscal year Attain $10 billion in non-GAAP total SaaS revenues in a fiscal year Attain $10 billion in non-GAAP total Platform-as-a-Service (PaaS) and Infrastructure-as-a-Service (IaaS) revenues in a fiscal year Attain non-GAAP SaaS gross margin of 80% Maintain non-GAAP PaaS/IaaS gross margin of at least 30% for three of the five fiscal years in the performance period 6 Market Capitalization Goals Increase Oracle’s market capitalization from a baseline of $207 billion by: $16.7 billion $33.3 billion $50 billion $66.7 billion $83.3 billion $100 billion Shares issued in connection with a material acquisition would be excluded from the calculation of market capitalization

Copyright © 2020, Oracle and/or its affiliates Statements in this presentation relating to Oracle’s future plans, expectations, beliefs, intentions and prospects are “forward-looking statements” and are subject to material risks and uncertainties. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available on the SEC’s website (www.sec.gov), on Oracle’s Investor Relations website (www.oracle.com/investor) or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073. All information set forth in this presentation is current as of August 21, 2020. Oracle undertakes no duty to update any statement in light of new information or future events. Safe Harbor Statement